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                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                 FORM 8-K

                               Current Report

	PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT
	OF 1934
	Date of Report (Date of earliest event reported)  August 30, 1996
                                                   ---------------

                         GREAT AMERICAN BANCORP, INC.
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          (Exact name of registrant as specified in its charter)

        Delaware                  000-25808           52-1923366
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(State or other jurisdiction     (Commission        (I.R.S. Employer
     of incorporation)           File Number)     Identification Number)

1311 S. Neil St., P.O. Box 1010, Champaign, IL          61824-1010
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(Address of principal executive offices)                (Zip Code)

                              (217) 356-2265
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           (Registrant's telephone number, including area code)




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Item 5.	  Other Events.

	The Registrant incorporates by reference the press release dated August 30, 1996 attached as Exhibit 20, relating to the Registrant's stock repurchase program.

Item 7.  Financial Statements and Exhibits.

	The Registrant incorporates by reference the press release dated August 30, 1996 attached as Exhibit 20, relating to the Registrant's stock repurchase program.


                              SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               Great American Bancorp, Inc.
                                               ----------------------------
                                               (Registrant)


Date       August 30, 1996                     /s/ Jane F. Adams
    ---------------------------                ----------------------------
                                               Jane F. Adams
                                               Chief Financial Officer


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                               EXHIBIT INDEX
                           ---------------------

Exhibit
  No.                      Description               Method of Filing
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  20                       News Release               Filed herewith
                           Dated 8/30/96

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Exhibit 20

                              NEWS RELEASE


Great American Bancorp, Inc.
Holding Company for First Federal Savings Bank of
Champaign-Urbana


FOR IMMEDIATE RELEASE
August 30, 1996


Contact:	Ms. Jane F. Adams
       		Chief Financial Officer and Investor Relations
         (217) 356-2265


      GREAT AMERICAN BANCORP, INC. TO REPURCHASE COMMON STOCK

Champaign, Illinois, August 30, 1996 - Great American Bancorp, Inc. (NASDAQ/GTPS). Great American Bancorp, Inc., the holding company for First Federal Savings Bank of Champaign-Urbana, Champaign, Illinois, has announced that it has received regulatory clearance to purchase up to 5% or 97,506 shares of its outstanding common stock.

At their meeting on August 12, 1996, the Board of Directors of the Company authorized, subject to regulatory clearance, the repurchase of up to five percent of the Company's 1,950,112 outstanding shares. Stock repurchased under the repurchase program will be made in open market transactions, subject to the availability of stock, and will commence as soon as practicable after the release of the Company's earnings for the quarter ended September 30, 1996.

First Federal Savings Bank of Champaign-Urbana is head quartered in Champaign, Illinois, and operates through its administrative/branch office in Champaign and through two other full service branches located in Champaign and Urbana. The Bank's deposits are insured by the Federal Deposit Insurance Corporation.


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                            GTPS-pr-96-06